                                                                  Exhibit No. 99

                            GLOBAL STRUCTURED FINANCE

                               BAFC 2004-2 PRELIM
                              30Yr FIXED RATE POOL
                            COLLATERAL SUMMARY REPORT

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $123,478,576.42
Total Orig. Bal.: $123,741,898.00
Loan Count: 754
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $163,764.69
Avg. Orig. Balance: $164,113.92
% Conforming: 100.00%
W.A. FICO: 727
W.A. Orig. LTV: 66.49%
W.A. Cut-Off LTV: 66.35%
Earliest Orig. Date: 2004-01-08
Latest Maturity Date: 2034-08-01
W.A. Gross Coupon: 6.1167%
W.A. Net Coupon: 5.8667%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Orig. Term: 359.8 months
W.A. Rem. Term: 357.8 months
W.A. Age: 2.0 months
% OLTV over 80: 7.83%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 7.83%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 24.47%
W.A. MI Adjusted COLTV: 64.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Leaseholds: 0.00%
% Pledged Assets: 0.00%
Max. Zipcode Conc.: 0.99%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                  ORIGINAL BALANCE            PERCENT
                  -----------------           -------
                  *= 300,000                    77.98%
                  300,001 - 350,000             11.42
                  350,001 - 400,000              4.18
                  400,001 - 450,000              2.07
                  450,001 - 500,000              0.78
                  500,001 - 550,000              1.66
                  550,001 - 600,000              1.41
                  600,001 - 650,000              0.50
                                              -------
                  Total:                       100.00%
                                              -------
Average: $164,113.92
Lowest: $27,000.00
Highest: $620,000.00

--------------------------------------------------------------------------------

3. CUT-OFF BALANCE

                  CUT-OFF BALANCE             PERCENT
                  -----------------           -------
                  *= 300,000                    77.98%
                  300,001 - 350,000             11.42
                  350,001 - 400,000              4.18
                  400,001 - 450,000              2.07
                  450,001 - 500,000              0.78
                  500,001 - 550,000              1.66
                  550,001 - 600,000              1.41
                  600,001 - 650,000              0.50
                                              -------
                  Total:                       100.00%
                                              -------

Average: $163,764.69
Lowest: $26,908.95
Highest: $618,094.36

--------------------------------------------------------------------------------

4. COUPON

                  COUPON                      PERCENT
                  -------------               -------
                  5.001 - 5.250                  1.59%
                  5.251 - 5.500                  6.63
                  5.501 - 5.750                 14.60
                  5.751 - 6.000                 25.71
                  6.001 - 6.250                 19.25
                  6.251 - 6.500                 17.34
                  6.501 - 6.750                 10.10
                  6.751 - 7.000                  4.31
                  7.001 - 7.250                  0.48
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 6.117
Lowest: 5.125
Highest: 7.125

--------------------------------------------------------------------------------

5. CREDIT SCORE

                  CREDIT SCORE                PERCENT
                  ------------                -------
                  800 - 849                      1.38%
                  750 - 799                     36.08
                  700 - 749                     32.34
                  650 - 699                     21.83
                  600 - 649                      6.66
                  550 - 599                      0.83
                  N/A                            0.88
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 727
Lowest: 580
Highest: 811

--------------------------------------------------------------------------------

6. PRODUCT TYPE

                  PRODUCT TYPE                PERCENT
                  ------------                -------
                  30 YR FIXED                   99.72%
                  25 YR FIXED                    0.28
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

7. INDEX

                  INDEX                       PERCENT
                  ------                      -------
                  FIX                          100.00%
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

8. LIEN POSITION

                  LIEN POSITION               PERCENT
                  -------------               -------
                  1                            100.00%
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                  LOAN PURPOSE                PERCENT
                  -------------               -------
                  C/O Refi                      37.49%
                  Purchase                      35.08
                  R/T Refi                      27.43
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                  PROPERTY TYPE               PERCENT
                  -------------               -------
                  SFR                           49.59%
                  2-Family                      15.73
                  4-Family                      12.96
                  3-Family                       7.66
                  Condo - Low                    7.42
                  Townhouse                      3.91
                  Condo - High                   2.74
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

11. STATE

                  STATE                       PERCENT
                  -------------               -------
                  California                    31.19%
                  Massachusetts                 13.41
                  Illinois                       5.26
                  Florida                        5.05
                  New York                       4.61
                  Other                         40.49
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

12. CALIFORNIA

                  California                  Percent
                  ----------                  -------
                  Northern                      33.93%
                  Southern                      66.07
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

13. MSA

                  MSA                         PERCENT
                  ------------------          -------
                  Los Angeles, CA               18.07%
                  Boston, MA                    12.79
                  Washington, DC                 6.65
                  No MSA                         6.61
                  New York, NY                   6.08
                  San Francisco, CA              5.80
                  Chicago, IL                    5.19
                  Philadelphia, PA               2.44
                  Atlanta, GA                    1.93
                  Las Vegas, NV                  1.72
                  Sacramento, CA                 1.70
                  Miami, FL                      1.61
                  San Diego, CA                  1.51
                  Barnstable, MA                 1.17
                  Phoenix, AZ                    1.09
                  Other                         25.63
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

14. ZIP CODE

                  ZIP CODE                    PERCENT
                  --------                    -------
                  22201                          0.99%
                  60613                          0.74
                  90026                          0.68
                  02130                          0.63
                  02122                          0.58
                  Other                         96.39
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

15. OCCUPANCY STATUS

                  OCCUPANCY STATUS            PERCENT
                  ----------------            -------
                  Investor                     100.00%
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

16. DOCUMENTATION

                  DOCUMENTATION               PERCENT
                  -------------               -------
                  Desk UW                       67.55%
                  Enhanced Agency (1-01)         1.55
                  FNMA To FNMA Streamline        2.40
                  Loan Prospector (11-00)       15.38
                  SmartDoc                      12.28
                  Streamline                     0.83
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

17. ORIGINAL LTV

                  ORIGINAL LTV                PERCENT
                  ------------                -------
                  *= 20.0                        0.34%
                  20.1 - 25.0                    0.41
                  25.1 - 30.0                    1.35
                  30.1 - 35.0                    1.79
                  35.1 - 40.0                    3.47
                  40.1 - 45.0                    3.76
                  45.1 - 50.0                    5.32
                  50.1 - 55.0                    4.98
                  55.1 - 60.0                    8.25
                  60.1 - 65.0                    6.00
                  65.1 - 70.0                   20.31
                  70.1 - 75.0                   16.50
                  75.1 - 80.0                   19.69
                  80.1 - 85.0                    0.59
                  85.1 - 90.0                    7.23
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 66.49%
Lowest: 8.00%
Highest: 90.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

                  CUT-OFF LTV                 PERCENT
                  -----------                 -------
                  *= 20.0                        0.34%
                  20.1 - 25.0                    0.41
                  25.1 - 30.0                    1.35
                  30.1 - 35.0                    1.79
                  35.1 - 40.0                    3.47
                  40.1 - 45.0                    3.76
                  45.1 - 50.0                    5.42
                  50.1 - 55.0                    4.93
                  55.1 - 60.0                    8.20
                  60.1 - 65.0                    6.36
                  65.1 - 70.0                   19.95
                  70.1 - 75.0                   16.50
                  75.1 - 80.0                   19.69
                  80.1 - 85.0                    0.72
                  85.1 - 90.0                    7.11
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 66.35%
Lowest: 7.98%
Highest: 89.92%

--------------------------------------------------------------------------------

19. MI PROVIDER

                  MI PROVIDER                 PERCENT
                  -----------                 -------
                  GEMIC                          1.73%
                  MGIC                           1.57
                  NONE                          92.17
                  PMIC                           0.72
                  RGIC                           0.65
                  RMIC                           1.92
                  TGIC                           0.17
                  UGRIC                          1.06
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

20. APPRAISAL METHOD

                  APPRAISAL METHOD            PERCENT
                  ----------------            -------
                  Full                         100.00%
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

21. DEBT-TO-INCOME

                  DEBT-TO-INCOME              PERCENT
                  --------------              -------
                  = 0                           24.10%
                  0.01 - 5.00                    3.93
                  5.01 - 10.00                   7.37
                  10.01 - 15.00                 10.99
                  15.01 - 20.00                  8.61
                  20.01 - 25.00                  8.51
                  25.01 - 30.00                  5.34
                  30.01 - 35.00                  5.43
                  35.01 - 40.00                  6.08
                  40.01 - 45.00                  5.99
                  45.01 - 50.00                  3.93
                  50.01 - 55.00                  2.53
                  55.01 - 60.00                  2.93
                  **= 60.01                      4.27
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 28.43%
Lowest: 0.80%
Highest: 85.20%

--------------------------------------------------------------------------------

22. DELINQUENCY*

                  DELINQUENCY*                PERCENT
                  ------------                -------
                  0-29 days                    100.00%
                                              -------
                  Total:                       100.00%
                                              -------

* OTS method

--------------------------------------------------------------------------------

23. ORIGINAL TERM

                  ORIGINAL TERM               PERCENT
                  -------------               -------
                  300                            0.28%
                  360                           99.72
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 359.8 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

24. CUT-OFF REMAINING TERM

                  CUT-OFF REMAINING TERM      PERCENT
                  ----------------------      -------
                  295 - 300                      0.28%
                  349 - 354                      0.25
                  355 - 360                     99.47
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 357.8 months
Lowest: 297 months
Highest: 360 months

--------------------------------------------------------------------------------

25. CUT-OFF LOAN AGE

                  CUT-OFF LOAN AGE            PERCENT
                  ----------------            -------
                  0                              0.22%
                  1 - 6                         99.78
                                              -------
                  Total:                       100.00%
                                              -------

W.A.: 2.0 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

26. BUY DOWN

                  Buy Down                    Percent
                  --------                    -------
                  N                            100.00%
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

27. SERVICER

                  SERVICER                    PERCENT
                  --------                    -------
                  Citi                         100.00%
                                              -------
                  Total:                       100.00%
                                              -------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.